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                        SUPPLEMENT TO THE PROSPECTUS OF
                        DEAN WITTER MID-CAP GROWTH FUND
                              DATED JULY 28, 1997

    The last three sentences in the first paragraph under the subsection entitled "Portfolio Management" under the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" are hereby replaced by the following:

        The Fund's portfolio is managed within InterCapital's Growth Group, which manages 33 funds and fund portfolios with approximately $14.5 billion in assets as of December 31, 1997. Peter Hermann, Vice President of InterCapital and a member of the Growth Group, has been the primary portfolio manager of the Fund since January 1998. Prior to joining InterCapital in March 1994, Mr. Hermann was a portfolio manager at The Bank of New York.

January 9, 1998